Leases	12 Months Ended
Mar. 31, 2026
Leases [Abstract]
LEASES

13. LEASES

Operating leases

The Group leases offices from a third party. As the lease does not provide an implicit rate, the Group used an incremental borrowing rate based on the information available at the commencement date in determining the present value of lease payments. The Group’s lease agreement does not contain any material guarantees or restrictive covenants. The Group does not have any sublease activities.

Operating leases result in the recognition of right-of-use (“ROU”) assets and lease liabilities on the balance sheet. ROU assets represent the Group’s right to use the leased asset for the lease term, and lease liabilities represent the obligation to make lease payments. The operating lease expenses were charged to administrative expenses.

A summary of supplemental information related to the Group’s leases as of March 31, 2026 and 2025 was as follows:

	For the year ended	For the year ended
	March 31, 2026	March 31, 2025
	US$’000	US$’000
Cash paid for amounts included in the measurement of lease liabilities:
Operating cashflows used in operating lease – Lease expenses	392	222
Interest on lease liabilities	25	19

Operating lease right-of-use assets, net	211	567

Operating lease liabilities, current	211	373
Operating lease liabilities, non-current	-	193
Weighted average remaining lease terms – operating lease	5 months	18 months
Weighted average discount rate – operating lease	5.25% -5.63%	5.63%

The maturity analysis of the annual undiscounted cash flows for the operating lease, as of March 31, 2026 and March 31, 2025 were as follows:

	As of
	March 31, 2026	March 31, 2025
	US$’000	US$’000
Within 1 year	214	395
More than 1 year but less than 2 years	-	198
Total undiscounted lease payments	214	593
less: imputed interest	(3)	(27)
Total lease liabilities	211	566